SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 17, 2014

IBERIABANK CORPORATION

(Exact name of Registrant as Specified in Charter)

Louisiana	0-25756	72-1280718
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 West Congress Street, Lafayette, Louisiana 70501

(Address of Principal Executive Offices)

(337) 521-4003

Registrant’s telephone number, including area code

NOT APPLICABLE

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On February 17, 2014, the Compensation Committee of the Board of Directors of IBERIABANK Corporation (the “Company”) increased the annual base salaries of the named executive officers as follows: Daryl G. Byrd, President and Chief Executive Officer — $1,043,000; Anthony J. Restel, Senior Executive Vice President and Chief Financial Officer — $490,000; Michael J. Brown, Vice Chairman and Chief Operating Officer — $605,000; John R. Davis, Senior Executive Vice President – Mergers and Acquisitions/Finance Investor Relations — $460,000; and Jefferson G. Parker, Vice Chairman and Managing Director of Brokerage, Trust and Wealth Management— $485,000. The salary increases are effective on March 3, 2014.

The Compensation Committee awarded discretionary bonuses to the named executive officers as follows: Mr. Byrd — $960,000 (including a $150,000 contribution into Mr. Byrd’s Non-Qualified Deferred Compensation Plan account); Mr. Restel — $255,000; Mr. Brown — $275,000; Mr. Davis — $220,000; and Mr. Parker — $255,000.

The Compensation Committee granted restricted stock awards to the named executive officers as follows:

Name	Number of Shares or Units of Stock	Grant Date Fair Value of Awards

Daryl G. Byrd	14,360	$938,700
Anthony J. Restel	3,710	$242,550
Michael J. Brown	4,998	$326,700
John R. Davis	3,483	$227,700
Jefferson G. Parker	3,673	$240,075

The shares of restricted stock vest over three years in equal increments on the anniversary of the date of grant.

The Compensation Committee also granted stock options to the named executive officers as follows:

Name	Number of Shares Underlying Options	Exercise Price of Option Awards

Daryl G. Byrd	14,690	$65.37
Anthony J. Restel	3,796	$65.37
Michael J. Brown	5,113	$65.37
John R. Davis	3,563	$65.37
Jefferson G. Parker	3,757	$65.37

The stock options vest over three years in equal increments on the anniversary of the date of the grants.

Redesigned Incentive Programs

To ensure consistent leadership focus and appropriate incentives in achieving the key long-term financial goals and improved operating performance, the Compensation Committee has redesigned the incentive programs for the Company’s executive officers for 2014. The Compensation Committee has reported to the Board of Directors that it will place greater focus on pre-established performance objectives and targets which are intended to reward long-term shareholder value creation. In addition to having a greater portion of executive compensation based on performance metrics as opposed to time-based compensation, the program also places greater focus on explicit quantitative measures to closely align with the path to improved performance and strategic goal attainment. The quantitative measures will be set annually by the Compensation Committee.

The performance metrics, as set by the Compensation Committee on February 17, 2014, for senior executive officers for 2014 include:

•	Balance sheet growth. Measured as year-over-year average asset growth over the planning period.

•	Return on average tangible equity. Measured on an operating basis over the planning period.

•	Fully diluted earnings per share. Measured on an annual operating basis over the planning period.

•	Asset quality-related metrics. Measured as annual net charge-offs to average loans and nonperforming assets to total assets over the planning period.

•	Total shareholder return. Evaluated compared to the KBW Regional Bank Index over the planning period.

The performance metrics for senior executive officers are set forth in the individual agreement with each officer.

Pursuant to the Amended and Restated 2010 Stock Incentive Plan (the “Stock Incentive Plan”), the Compensation Committee may, among other things, award restricted share units payable in shares of common stock that vest upon attainment of one or more performance measures (“RSUs”) to key employees. Upon the terms and conditions of the Stock Incentive Plan and the RSU Agreement, the Compensation Committee awarded RSUs that vest based on satisfaction of the conditions set forth in the RSU Agreement to the named executive officers as follows:

Name	Number of Shares or Units of Stock	Restricted Share Units (Target Award Value)

Daryl G. Byrd	6,382	$417,200
Anthony J. Restel	1,649	$107,800
Michael J. Brown	2,221	$145,200
John R. Davis	1,548	$101,200
Jefferson G. Parker	1,632	$106,700

Each RSU represents the right to receive one share of Company common stock, subject to the terms and conditions set forth in the Stock Incentive Plan and the RSU Agreement.

Following the end of the three-year performance period, but prior to March 1, 2017, the Compensation Committee will determine the percentage of the target award value that will vest, which will be between 0% and 200% of the target award value. Payout of the vested RSUs will be effective on March 1, 2017. Any remaining unvested RSUs will be immediately forfeited.

Pursuant to the Stock Incentive Plan, the Compensation Committee may also award performance units representing shares of the Company’s common stock, payable in cash that vest upon attainment of one or more performance measures to key employees (“Performance Units”). Upon the terms and conditions of the Plan and the Performance Unit Agreement, the Compensation Committee awarded Performance Units that vest based on satisfaction of the conditions set forth in the Performance Unit Agreement to the named executive officers as follows:

Name	Number of Shares or Units of Stock	Performance Unit Award (Target Award Value)

Daryl G. Byrd	6,382	$417,200
Anthony J. Restel	1,649	$107,800
Michael J. Brown	2,221	$145,200
John R. Davis	1,548	$101,200
Jefferson G. Parker	1,632	$106,700

Following the end of the one-year performance period, but prior to March 1, 2015, the Compensation Committee will determine the percentage of the target award Performance Units that will be eligible to vest, which will be between 0% and 100% of the target award Performance Units (the “Actual Award”). The Performance Units representing the difference between the target Performance Unit Award and the Actual Award will be immediately forfeited. The Actual Award units will vest over three years in equal installments on March 1st following the first and through the third anniversary of the grant date.

The value of the shares on the date of each of the Performance Unit awards was $65.37 per share.

The Compensation Committee maintains the authority and discretion to modify the specific metrics, the annual targets, and the appropriate vesting thresholds of long-term incentive awards.

New Phantom Stock Plan

On February 17, 2014, the Compensation Committee also approved the IBERIABANK Corporation 2014 Phantom Stock Plan, including the related form of Phantom Stock Unit Agreement.

The purpose of the 2014 Phantom Stock Plan is to provide additional incentive compensation to a select group of key employees and officers who contribute to the management and successful operation of the Company and its subsidiaries. Such additional compensation shall be provided by awards to participants of units of hypothetical shares of the Company’s common stock and the payment to participants, at specified times, of the value of each hypothetical share, as described in the 2014 Phantom Stock Plan.

The 2014 Phantom Stock Plan is administered by the Compensation Committee, which has complete discretion and authority to interpret and construe the 2014 Phantom Stock Plan and any awards of additional compensation under the 2014 Phantom Stock Plan to a participant. The Compensation Committee also decides all questions of eligibility and benefits (including underlying factual determinations), and adjudicate all claims and disputes.

The 2014 Phantom Stock Plan and a form of the Phantom Stock Unit Agreement are filed as Exhibit 10.1 and Exhibit 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 10.1	IBERIABANK Corporation 2014 Phantom Stock Plan.

Exhibit 10.2	Form of IBERIABANK Corporation Phantom Stock Unit Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

IBERIABANK CORPORATION

DATE: February 21, 2014	By:	/s/ Daryl G. Byrd
Daryl G. Byrd
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number

10.1	IBERIABANK Corporation 2014 Phantom Stock Plan.

10.2	Form of IBERIABANK Corporation Phantom Stock Unit Agreement.